UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 17, 2004

MCLEODUSA INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

0-20763	42-1407240
(Commission File Number)	(IRS Employer Identification No.)

McLeodUSA Technology Park
4200 C. Street SW, P.O. Box 3177
Cedar Rapids, IA	52406-3177
(Address of Principal Executive Offices)	(Zip Code)

(319) 364-0000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.            Other Events.

The audited consolidated financial statements of McLeodUSA Incorporated and subsidiaries (the “Company”) for the nine months ended September 30, 2004, the year ended December 31, 2003, the period April 17, 2002 to December 31, 2002 (Reorganized Company operations) and the period January 1, 2002 to April 16, 2002 (Predecessor Company operations) are attached hereto as Exhibit 99.1 and are incorporated herein by reference.  McLeodUSA completed this audit and is filing the attached financial statements for purposes of incorporation by reference into its Registration Statement on Form S-8 filed in connection with its 2002 Omnibus Equity Plan, as well as for any other purposes for which such financial statements would be required.

Item 9.01               Financial Statements and Exhibits

(c)

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP

99.1

McLeodUSA Incorporated Consolidated Financial Statements for the nine months ended September 30, 2004, the year ended December 31, 2003, the period April 17, 2002 to December 31, 2002 and the period January 1, 2002 to April 16, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCLEODUSA INCORPORATED

Dated: December 17, 2004	By:	/s/ G. Kenneth Burckhardt
	Name:	G. Kenneth Burckhardt
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP

99.1

McLeodUSA Incorporated Consolidated Financial Statements for the nine months ended September 30, 2004, the year ended December 31, 2003 and the period April 17, 2002 to December 31, 2002 and the period January 1, 2002 to April 16, 2002